- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549-1004


                               ------------------------


                                       FORM 8-K


                               ------------------------


                                    CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 12, 1996


                               ------------------------


                             DURACELL INTERNATIONAL INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                               ------------------------




           DELAWARE                       1-10747                06-1240267
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



BERKSHIRE CORPORATE PARK                                           06801
BETHEL, CT                                                       (Zip Code)


          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (203) 796-4000



- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

On September 12, 1996, Duracell International Inc., a Delaware corporation (the "Company"), The Gillette Company, a Delaware Corporation ("Gillette"), and Alaska Acquisition Corp., a Delaware Corporation and a wholly owned subsidiary of Gillette ("Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), upon and subject to the terms and conditions of which Merger Sub will be merged (the "Merger") with and into the Company and the Company will become a wholly owned subsidiary of Gillette. In the Merger, each issued and outstanding share of the common stock of the Company, other than shares owned by Gillette, the Company or any subsidiary of Gillette, will be converted into the right to receive .904 shares of common stock of Gillette. A copy of the Merger Agreement is attached hereto as Exhibit 2, and is incorporated herein by reference.

Pursuant to a Stockholders Agreement dated as of September 12, 1996 among DI Associates, L.P. and KKR Partners II, L.P., who collectively own approximately 34% of the common stock of the Company (the "Partnerships"), and Gillette, the Partnerships have agreed, among other things, to vote their shares of common stock in favor of the Merger. The Stockholders Agreement is attached hereto as
Exhibit 99.1, and is incorporated herein by reference. Pursuant to the Stockholders Agreement, Gillette and the Partnerships also entered into a Registration Rights Agreement which is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

A copy of the Company's and Gillette's joint press release dated September 12, 1996 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

    (c)  Exhibits.

         (2)--Agreement and Plan of Merger, dated as of September 12, 1996, by and among The Gillette Company, Alaska Acquisition Corp. and Duracell International Inc.

         (99.1)--Stockholders Agreement, dated as of September 12, 1996, among The Gillette Company, DI Associates, L.P. and KKR Partners II, L.P.

         (99.2)--Registration Rights Agreement, dated as of September 12, 1996 among The Gillette Company, DI Associates, L.P. and KKR Partners II, L.P.

         (99.3)--Joint Press Release of Duracell International Inc. and The Gillette Company, dated September 12, 1996.

                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Duracell International Inc.



                                            By:/s/ Gregg Dwyer
Dated: September 16, 1996                      -----------------------------
                                            Name:  Gregg Dwyer
                                            Title:  Senior Vice President,
                                                      General Counsel and
                                                      Secretary

                                    EXHIBIT INDEX

Exhibit No.                   Description                                 Page
- -----------                   -----------                                 ----
    (2) Agreement and Plan of Merger, dated as of September 12, 1996, by and among The
              Gillette Company, Alaska Acquisition Corp.
              and Duracell International Inc.

    (99.1)    Stockholders' Agreement, dated as of
              September 12, 1996, among The Gillette Company, DI
              Associates, L.P. and KKR Partners II, L.P.

    (99.2)    Registration Rights Agreement, dated as of
              September 12, 1996 among The Gillette Company,
              DI Associates, L.P. and KKR Partners II, L.P.

    (99.3)    Joint Press Release of Duracell International Inc.
              and The Gillette Company, dated September 12, 1996.